UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: September 30
Date of reporting period: April 1, 2016 – June 30, 2016

Item 1.    Schedule of Investments.
Attached hereto.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† - 94.2%
Energy - 56.1%
Unit Corp.
6.63% due 05/15/21[1]	$3,250,000	$2,510,625
Whiting Petroleum Corp.
5.75% due 03/15/21[1]	2,050,000	1,850,125
5.00% due 03/15/19	500,000	460,000
Comstock Resources, Inc.
10.00% due 03/15/20[2]	2,850,000	2,294,250
Halcon Resources Corp.
8.63% due 02/01/20[2]	2,200,000	2,074,863
DCP Midstream LLC
5.35% due 03/15/20[2]	2,000,000	1,959,999
Approach Resources, Inc.
7.00% due 06/15/21	3,250,000	1,917,500
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	850,000	858,500
5.63% due 04/15/23	750,000	752,813
5.88% due 06/30/26[2]	300,000	301,125
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23[2]	1,100,000	1,012,000
6.13% due 03/01/22	850,000	786,250
Gibson Energy, Inc.
6.75% due 07/15/21[2]	1,700,000	1,691,500
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25	1,500,000	1,684,289
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	1,900,000	1,681,500
FTS International, Inc.
8.15% due 06/15/20[2,3]	2,000,000	1,680,186
Linn Energy LLC / Linn Energy Finance Corp.
12.00% due 12/15/20[1,2,4]	4,750,000	1,626,875
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2]	1,500,000	1,565,163
PDC Energy, Inc.
7.75% due 10/15/22	1,500,000	1,560,000
Marathon Petroleum Corp.
3.40% due 12/15/20	1,500,000	1,550,631
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	1,500,000	1,518,750
Antero Resources Corp.
6.00% due 12/01/20	1,500,000	1,516,260
QEP Resources, Inc.
6.88% due 03/01/21	1,500,000	1,515,000
Newfield Exploration Co.
5.38% due 01/01/26	1,550,000	1,507,375
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21[1]	1,500,000	1,440,000
SM Energy Co.
6.50% due 01/01/23[1]	1,500,000	1,395,000

	Face
	Amount~	Value
CORPORATE BONDS†† - 94.2% (continued)
Energy - 56.1% (continued)
Hess Corp.
8.13% due 02/15/19	$750,000	$835,807
7.88% due 10/01/29	200,000	238,202
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	1,500,000	1,061,250
TerraForm Power Operating LLC
6.13% due 06/15/25[2]	1,000,000	945,000
SandRidge Energy, Inc.
8.75% due 06/01/20[2,4]	1,825,000	748,250
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22*,4	3,500,000	700,000
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21	3,500,000	455,000
Total Energy		43,694,088
Utilities - 11.9%
AES Corp.
5.50% due 04/15/25	1,000,000	1,002,500
6.00% due 05/15/26	400,000	408,500
7.38% due 07/01/21	250,000	281,875
4.88% due 05/15/23	250,000	246,875
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2]	1,680,000	1,621,200
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[2]	1,550,000	1,605,227
Terraform Global Operating LLC
9.75% due 08/15/22[2]	1,750,000	1,583,750
NRG Energy, Inc.
8.25% due 09/01/20[1]	1,500,000	1,551,105
Viridian Group Fundco II
7.50% due 03/01/20	850,000 EUR	982,113
Total Utilities		9,283,145
Consumer, Cyclical - 8.4%
Ferrellgas Partners, LP
8.63% due 06/15/20	1,665,000	1,665,000
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.00% due 05/20/22	1,500,000	1,583,429
WMG Acquisition Corp.
6.75% due 04/15/22[2]	1,325,000	1,334,938
Suburban Propane Partners LP / Suburban Energy Finance Corp.
7.38% due 08/01/21	950,000	988,599
Nathan's Famous, Inc.
10.00% due 03/15/20[2]	400,000	427,000
NPC International Incorporated / NPC Operating Company A Inc / NPC Operating Co B Inc
10.50% due 01/15/20	300,000	315,750

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† - 94.2% (continued)
Consumer, Cyclical - 8.4% (continued)
TVL Finance plc
8.50% due 05/15/23	200,000 GBP	$259,886
Total Consumer, Cyclical		6,574,602
Industrial - 5.2%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[1]	1,850,000	1,609,499
Novelis, Inc.
8.75% due 12/15/20	700,000	729,750
8.38% due 12/15/17	150,000	153,375
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[2]	725,000	723,188
LMI Aerospace, Inc.
7.38% due 07/15/19	300,000	302,250
CNH Industrial Capital LLC
4.38% due 11/06/20	200,000	202,000
TransDigm, Inc.
6.38% due 06/15/26[2]	150,000	149,625
Coveris Holdings S.A.
7.88% due 11/01/19[2]	150,000	145,688
Total Industrial		4,015,375
Communications - 3.8%
Numericable-SFR S.A.
7.38% due 05/01/26[2]	700,000	692,125
TIBCO Software, Inc.
11.38% due 12/01/21[2]	750,000	596,250
DISH DBS Corp.
7.75% due 07/01/26[2]	450,000	463,500
EIG Investors Corp.
10.88% due 02/01/24[2]	350,000	318,500
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[2]	300,000	310,500
CSC Holdings LLC
6.75% due 11/15/21	250,000	255,000
MDC Partners, Inc.
6.50% due 05/01/24[2]	200,000	198,500
Sprint Communications, Inc.
6.00% due 11/15/22	150,000	118,035
Total Communications		2,952,410
Financial - 3.8%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[2]	800,000	741,000
7.50% due 04/15/21[2]	450,000	404,033
National Financial Partners Corp.
9.00% due 07/15/21[2]	850,000	819,187
NewStar Financial, Inc.
7.25% due 05/01/20	350,000	325,500
Lincoln Finance Ltd.
6.88% due 04/15/21	250,000 EUR	298,578
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	200,000 GBP	254,351

	Face
	Amount~	Value
CORPORATE BONDS†† - 94.2% (continued)
Financial - 3.8% (continued)
HUB International Ltd.
9.25% due 02/15/21[2]	$100,000	$104,500
Total Financial		2,947,149
Consumer, Non-cyclical - 3.1%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[2]	1,100,000	1,113,750
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[2]	950,000	907,250
Central Garden & Pet Co.
6.13% due 11/15/23	350,000	364,000
Opal Acquisition, Inc.
8.88% due 12/15/21[2]	70,000	53,725
Total Consumer, Non-cyclical		2,438,725
Basic Materials - 1.3%
Eldorado Gold Corp.
6.13% due 12/15/20[2]	680,000	680,000
PQ Corp.
6.75% due 11/15/22[2]	200,000	208,500
GCP Applied Technologies, Inc.
9.50% due 02/01/23[2]	75,000	83,813
Total Basic Materials		972,313
Technology - 0.6%
Cengage Learning, Inc.
9.50% due 06/15/24[2]	350,000	356,125
Diamond 1 Finance Corporation / Diamond 2 Finance Corp
7.13% due 06/15/24[2]	100,000	104,442
Total Technology		460,567
Total Corporate Bonds
(Cost $73,428,849)		73,338,374
SENIOR FLOATING RATE INTERESTS††,3 - 29.4%
Electric - 15.6%
TPF II Power LLC
5.52% due 10/02/21[1]	2,325,317	2,314,667
Lone Star Energy
5.25% due 02/22/21[1]	2,691,746	2,045,726
Invenergy Thermal Operating I, LLC
6.50% due 10/19/22[1]	1,687,250	1,577,579
Panda Temple II Power
7.25% due 04/03/19[1]	1,492,500	1,350,713
Panda Hummel
7.00% due 10/27/22[1]	1,400,000	1,330,000
Terraform AP Acquisition Holdings LLC
7.00% due 06/26/22[1]	1,359,306	1,230,172
Exgen Texas Power LLC
5.75% due 09/18/21	1,500,000	1,167,000
Stonewall (Green Energy)
6.50% due 11/13/21[1]	1,200,000	1,164,000
Total Electric		12,179,857
Energy - 6.6%
Jonah Energy LLC
7.50% due 05/12/21[1]	3,328,180	2,903,837

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 29.4% (continued)
Energy - 6.6% (continued)
Cactus Wellhead
7.00% due 07/31/20[1]	$3,507,733	$2,262,488
Total Energy		5,166,325
Industrial - 2.9%
Panda Power
7.50% due 08/21/20[1]	2,000,000	1,940,000
LSFP Cypress Holdings LLC
7.25% due 10/09/22[1]	339,500	327,618
Total Industrial		2,267,618
Utilities - 2.4%
Panda Moxie Patriot
6.75% due 12/19/20[1]	1,950,000	1,862,250
Basic Materials - 1.5%
Arch Coal, Inc.
7.50% due 05/16/18[1]	2,487,143	1,140,977
Communications - 0.4%
Cengage Learning Acquisitions, Inc.
5.25% due 06/07/23[1]	319,496	315,503
Total Senior Floating Rate Interests
(Cost $22,365,311)		22,932,530

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† - 0.6%
Collateralized Loan Obligations - 0.6%
Silver Spring CLO Ltd.
2014-1A, 3.63% due 10/15/26[2,3]	$500,000	$436,633
TCW Global Project Fund II Ltd.
2004-1A, 2.58% due 07/15/16 †††,1,2,3	16,649	13,985
Total Collateralized Loan Obligations		450,618
Total Asset Backed Securities
(Cost $494,734)		450,618
Total Investments - 124.2%
(Cost $96,288,894)		$96,721,522
Other Assets & Liabilities, net - (24.2)%		(18,843,183)
Total Net Assets - 100.0%		$77,878,339

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Security is not accruing income.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 2.
†††	Value determined based on Level 3 inputs — See Note 2.
1
All or a portion of these securities have been physically segregated or earmarked in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of June 30, 2016, the total market value of the segregated or earmarked securities was $33,001,161.

2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $32,096,145 (cost $31,109,922), or 41.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

3	Variable rate security. Rate indicated is rate effective at June 30, 2016.
4	Security is in default of interest and/or principal obligations.

BV	Limited Liability Company
CLO	Collateralized Loan Obligation
Eur	Euro
GBP	British Pound
LLC	Limited Liability Company
LP	Limited Partnership
plc	Public Limited Company
S.A.	Corporation

See Sector Classification in Supplemental Information section. At June 30, 2016, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Arch Coal, Inc.	1/31/2017	$28,088	$8,426

The following table summarizes the inputs used to value the Fund's investments at June 30, 2016 (See Note 2 in the Notes to Schedule of Investments):

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Assets
Corporate Bonds	$—	$73,338,374		$—	$73,338,374
Senior Floating Rate Interests	—	22,932,530		—	22,932,530
Asset Backed Securities	—	436,633		13,985	450,618
Forward Foreign Currency Exchange Contracts	—	80,544	*	—	80,544
Total Assets	$—	$96,788,081		$13,985	$96,802,066

Liabilities
Unfunded Commitments	$—	$8,426		$—	$8,426
Forward Foreign Currency Exchange Contracts	—	3,177	*	—	3,177
Total Liabilities	$—	$11,603		$—	$11,603
*Represents the unrealized gain/loss at period end.

If not referenced in the table, please refer to the Portfolio of Investments for a breakdown of investment type by industry category.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2016

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

Category	Ending Balance at 6/30/2016	Valuation Technique	Unobservable Inputs	Input Range
Asset Backed Securities	$13,985	Option adjusted spread off the month end broker quote over the 3 month LIBOR	Indicative Quote	-

Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period.

As of June 30, 2016, the Fund had a security with a total value of $13,985 transferred from Level 2 to Level 3 due to the security being halted on the principal exchange on which it trades.

Summary of Fair Value of Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended June 30, 2016:

LEVEL 3 – Fair Value measurement using significant unobservable inputs

Asset-Backed Securities
Assets:
Beginning Balance	$-
Transfers into Level 3	13,985
Ending Balance	$13,985

At June 30, 2016, the following forward foreign currency exchange contracts were outstanding:

Contracts to Buy		Counterparty	Settlement Date	Settlement Value	Value at 6/30/16	Net Unrealized Appreciation (Depreciation)
EUR	165,000
for USD	186,498	The Bank of New York Mellon	07/13/2016	$186,498	$183,321	$(3,177)
EUR	134,000
for USD	148,391	The Bank of New York Mellon	07/13/2016	148,391	148,879	488
						$(2,689)

Contracts to Sell		Counterparty	Settlement Date	Settlement Value	Value at 6/30/16	Net Unrealized Appreciation (Depreciation)
EUR	1,475,000
for USD	1,672,060	The Bank of New York Mellon	07/13/2016	$1,672,060	$1,638,776	$33,284
GBP	414,000
for USD	599,621	The Bank of New York Mellon	07/13/2016	599,621	552,849	46,772
						$80,056
Total unrealized appreciation for forward foreign currency exchange contracts						$77,367

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

For information on the Guggenheim Energy and Income Fund’s (the “Fund”) policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.

1.	Significant Accounting Policies
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at June 30, 2016.

2.	Fair Value Measurement
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

3.	Federal Income Taxes
At June 30, 2016, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation On Investments
$96,288,894	$5,038,669	$(4,606,041)	$432,628

SUPPLEMENTAL INFORMATION (Unaudited)
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2.    Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.    Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Energy & Income Fund

By:          /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President and Chief Executive Officer

Date:      August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President and Chief Executive Officer

Date:      August 29, 2016

By:          /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer & Treasurer

Date:      August 29, 2016